UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2024, Regional Management Corp. (the “Company”) and its wholly-owned subsidiary, Regional Management Receivables IV, LLC (“RMR IV”), entered into the Omnibus Amendment to Credit Agreement and Account Control Agreement and Consent, dated as of March 29, 2024 (the “RMR IV Amendment”), by and among the Company, as servicer, RMR IV, as borrower, the lenders party thereto, Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), as administrative agent, and Computershare Trust Company, N.A., a national banking association (as successor to Wells Fargo), acting through its Corporate Trust Services division, as account bank and backup servicer. The RMR IV Amendment amends the Credit Agreement, dated as of April 19, 2021 (the “RMR IV Credit Agreement”), by and among the Company, as servicer, RMR IV, as borrower, the lenders from time to time parties thereto, the agents from time to time party thereto, Wells Fargo, as account bank and backup servicer, and Wells Fargo, as administrative agent. The RMR IV Credit Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company as Exhibit 10.2 to the Current Report on Form 8-K dated April 20, 2021. The RMR IV Amendment amends (a) the RMR IV Credit Agreement to address among other things (i) changes to the advance rate step downs, (ii) a change to the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting, (iii) changes to the calculation set forth in the “Excess Spread Percentage” definition to take into account whether one or more hedge agreements are in place, (iv) the addition of a “Three Month Average Excess Spread Percentage” definition in connection with the Borrower’s hedging requirements, (v) the addition of a hedge reserve account which must be established and maintained by the Borrower if on any determination date, the “Three Month Average Excess Spread Percentage” is less than or equal to 18.50%, and a hedge reserve required amount requirement, (vi) increasing the “Interest Rate Hedge Trigger” from 11.50% to 16.75%, (vii) certain changes to the “Level I Trigger Event,” “Level II Trigger Event” and “Level III Trigger Event” definitions, and (viii) the addition of a “Securitization Holiday Period” pursuant to which for purposes of calculating certain ratios and percentages following such “Securitization Holiday Period,” the calendar months that occur during such “Securitization Holiday Period” will be excluded from such calculation subject to certain conditions, and (b) the First Tier Master Purchase Agreement, the Second Tier Master Purchase Agreement and the 2021-1B SUBI Supplement to change the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting.

On March 29, 2024, the Company and its wholly-owned subsidiary, Regional Management Receivables V, LLC (“RMR V”), entered into the Amendment No. 5 to Credit Agreement, dated as of March 29, 2024 (the “RMR V Amendment”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent and Wells Fargo, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank and backup servicer. The RMR V Amendment amends the Credit Agreement, dated as of April 28, 2021 (the “RMR V Credit Agreement”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Wells Fargo, as account bank and backup servicer. The RMR V Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated April 29, 2021. The RMR V Amendment amends (a) the RMR V Credit Agreement to address among other things (i) changes to the advance rate step downs, (ii) a change to the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting, (iii) certain changes to the “Level I Trigger Event,” “Level II Trigger Event” and “Level III Trigger Event” definitions, (iv) increasing the leverage ratio from 5.0x to 5.25x, and (v) the ability of the Servicer to retain a servicing fee advance prior to any related payment date subject to certain conditions and (b) each First Tier Purchase Agreement, the Second Tier Purchase Agreement and the 2021-1C SUBI Supplement to change the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting.

On March 29, 2024, the Company and its wholly-owned subsidiary, Regional Management Receivables VI, LLC (“RMR VI”), entered into the First Amendment to Credit Agreement and Consent, dated as of March 29, 2024 (the “RMR VI Amendment”), by and among the Company, as servicer, RMR VI, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent. The RMR VI Amendment amends the Credit Agreement, dated as of February 2, 2023 (the “RMR VI Credit Agreement”), by and among the Company, as servicer, RMR VI, as borrower, the lenders and agents from time to time parties thereto, Regions Bank, as administrative agent, and Computershare Trust Company, N.A., as securities intermediary and backup servicer. The RMR VI Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated February 8, 2023. The RMR VI Amendment amends (a) the RMR VI Credit Agreement to address among other things (i) a decrease in the advance rate from 80% to 75%, (ii) a change to the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting, (iii) the removal of the “Level I Trigger Event” definition, (iv) certain changes to the “Level II Trigger Event” and “Level III Trigger Event” definitions, (iv) the addition of a “Nonperforming Loan Sale Alternative Calculation Period” pursuant to which certain ratios and percentages relating to a “Level II Trigger Event” or “Level III Trigger Event” will be calculated as specified therein for the period beginning on the first day of the collection period during which a nonperforming loan sale occurs through and including the last day of the second calendar month following such collection period subject to certain conditions, and (v) the ability of the Servicer to retain a servicing fee advance prior to any related payment date subject to certain conditions and (b) each First Tier Master Purchase Agreement, Second Tier Purchase Agreement and 2023-1A SUBI Supplement to change the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting.

On March 29, 2024, the Company and its wholly-owned subsidiary, Regional Management Receivables VII, LLC (“RMR VII”), entered into the First Amendment to Credit Agreement and Consent, dated as of March 29, 2024 (the “RMR VII Amendment”, together with the RMR IV Amendment, the RMR V Amendment and the RMR VI Amendment, each a “Warehouse Amendment” and collectively, the “Warehouse Amendments”), by and among the Company, as servicer, RMR VII, as borrower, the lenders parties thereto, and BMO Capital Markets Corp., as administrative agent. The RMR VII Amendment amends the Credit Agreement, dated as of April 3, 2023 (the “RMR VII Credit Agreement” together with the RMR IV Credit Agreement, the RMR V Credit Agreement and the RMR VI Credit Agreement, each a “Warehouse Credit Agreement” and collectively, the “Warehouse Credit Agreements”), by and among the Company, as servicer, RMR VII, as borrower, the lenders from time to time parties thereto, the agents from time to time parties thereto, BMO Capital Markets Corp., as administrative agent, and Computershare Trust Company, N.A., as securities intermediary and backup servicer. The RMR VII Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated April 6, 2023. The RMR VII Amendment amends (a) the RMR VI Credit Agreement to address among other things (i) changes to the advance rate step downs, (ii) a change to the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting, (iii) removal of the “Excess Spread Percentage” definition, (iv) certain changes to the “Level I Trigger Event,” “Level II Trigger Event” and “Level III Trigger Event” definitions, (v) the addition of a “Nonperforming Loan Sale Holiday” pursuant to which certain ratios and percentages relating to a “Level II Trigger Event” or “Level III Trigger Event” will be calculated as specified therein for the period beginning on the first day of the collection period during which a nonperforming loan sale occurs through and including the last day of the nonperforming loan sale collection period subject to certain conditions, and (vi) the ability of the Servicer to retain a servicing fee advance prior to the related payment date subject to certain conditions and (b) the First Tier Master Purchase Agreement, the Second Tier Purchase Agreement and the 2023-1B SUBI Supplement to change the eligibility criteria to permit the use of FICO or VantageScore credit scores in connection with credit underwriting.

For a complete description of the terms of each of the RMR IV Amendment, the RMR V Amendment, the RMR VI Amendment and the RMR VII Amendment, see Exhibit 10.1, Exhibit 10.2. Exhibit 10.3 and Exhibit 10.4 hereto, respectively. The foregoing descriptions of the Warehouse Amendments are only a summary, do not purport to be complete, and are qualified in their entirety by reference to the full text of the related Warehouse Amendment which are each incorporated by reference herein.

The lenders under each Warehouse Credit Agreement have in the past provided and/or may in the future provide investment banking, underwriting, lending, commercial banking, trust, and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Omnibus Amendment to Credit Agreement and Account Control Agreement and Consent, dated as of March 29, 2024, by and among Regional Management Corp., as servicer, Regional Management Receivables IV, LLC, as borrower, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank National Association), acting through its Corporate Trust Services division, as account bank and backup servicer.

10.2

Amendment No. 5 to the Credit Agreement, dated as of March 29, 2024, by and among Regional Management Corp., as servicer, Regional Management Receivables V, LLC, as borrower, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, including its successors and permitted assigns, as account bank and backup servicer, and JPMorgan Chase Bank, N.A., as administrative agent.

10.3

First Amendment to Credit Agreement and Consent, dated as of March 29, 2024, by and among Regional Management Corp., as servicer, Regional Management Receivables VI, LLC, as borrower, the lenders parties thereto, and Regions Bank, as administrative agent.

10.4

First Amendment to Credit Agreement and Consent, dated as of March 29, 2024, by and among Regional Management Corp., as servicer, Regional Management Receivables VII, LLC, as borrower, the lenders parties thereto, and BMO Capital Markets Corp., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 3, 2024	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer